UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2018

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry into a Material Definitive Agreement.

Merger Agreement

On November 25, 2018, TransMontaigne Partners L.P., a Delaware limited partnership (the “Partnership”), together with its general partner, TransMontaigne GP L.L.C., a Delaware limited liability company (the “Partnership GP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TLP Finance Holdings, LLC, a Delaware limited liability company (“Parent”), TLP Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), TLP Acquisition Holdings, LLC, a Delaware limited liability company (“TLP Holdings”) and TLP Equity Holdings, LLC, a Delaware limited liability company (“TLP Equity”), pursuant to which Merger Sub will merge with and into the Partnership, with the Partnership surviving as a direct wholly-owned subsidiary of the Partnership GP and Parent, an indirect subsidiary of ArcLight Energy Partners Fund VI, L.P. (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding Common Unit (as defined in the Partnership’s First Amended and Restated Partnership Agreement, dated May 27, 2005 (as amended, the “Partnership Agreement”)) of the Partnership, other than those held by Parent, TLP Holdings and TLP Equity, shall convert into the right to received (i) $41.00 per Common Unit in cash without any interest thereon, plus (ii) an amount equal to $0.805 per Common Unit in cash without any interest thereon if the record date for the Partnership’s quarterly cash distribution with respect to the quarter ended immediately preceding the quarter in which the closing of the Merger occurs shall not have occurred prior to the Effective Time (collectively, the “Merger Consideration”).  Immediately prior to the effective time of the Merger, each General Partner Unit (as defined in the Partnership Agreement) shall convert into (i) one Common Unit of the Partnership, which Common Unit shall be unchanged and remain outstanding in the Merger, and (ii) in aggregate, a non-economic general partner interest in the Partnership.  The Incentive Distribution Rights (as defined in the Partnership Agreement) in the Partnership issued and outstanding immediately prior to the effective time of the Merger shall convert into 100 Common Units in the Partnership, which Common Units shall be unchanged and remain outstanding in the Merger.  In connection with entry into the Merger Agreement and to provide financing for the Merger Consideration, ArcLight Energy Partners Fund VI, L.P. entered into a $33,708,000 binding equity commitment letter with Parent, and Parent entered into a $525,000,000 senior secured credit facility.

The Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of the Partnership GP (the “GP Board”) and the GP Board (acting based upon the recommendation of the Conflicts Committee) have (i) determined that the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, are in the best interests of the Partnership and the Partnership’s unaffiliated unitholders, (ii) approved the Merger Agreement, the execution, delivery and performance of the Merger Agreement by the Partnership and the consummation of the transactions contemplated thereby, including the Merger, (iii) resolved to submit the Merger Agreement to a vote of the Limited Partners (as defined in the Partnership Agreement) of the Partnership, and (iv) recommended approval of the Merger Agreement, including the Merger, by the Limited Partners.

The Partnership has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any alternative business combinations. However, the GP Board may, subject to certain conditions, change its recommendation in favor of adopting the Merger Agreement if the Conflicts Committee determines in good faith, after consultation with its financial advisor and outside counsel, that the failure to effect such a change in recommendation would be a breach of, or otherwise inconsistent with, the Conflict Committee’s duties under the Partnership Agreement or applicable law.

The Merger Agreement contains customary representations and warranties from the parties, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of business during the interim period between the execution of the Merger Agreement and the effective time of the Merger and (2) the obligation to use reasonable best efforts to cause the Merger to be consummated.

Completion of the Merger is subject to certain customary conditions, including, among others: (1) approval of the Merger Agreement by holders of a majority of the outstanding Common Units of the Partnership, including by TLP Holdings and TLP Equity pursuant to the Support Agreement (defined below); (2) expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act; (3) there being no law or injunction prohibiting consummation of the transactions contemplated under the Merger Agreement; (4) subject to specified materiality standards, the accuracy of certain representations and warranties of the other party; and (5) compliance by the other party in all material respects with its covenants and obligations under the Merger Agreement. Additionally, in order to complete the Merger, the Partnership will file with the SEC and furnish to the Partnership’s Unitholders a proxy statement and other relevant documents, including a Schedule 13E-3, as further discussed below. The SEC may review these documents and any review by the SEC may affect the timing of the completion of the Merger.

The Merger Agreement provides for certain termination rights for both Parent and the Partnership, including (i) by the mutual written agreement of the Partnership (duly authorized by the Conflicts Committee) and Parent (duly authorized by the Managing Member of Parent); (ii) by either Parent or the Partnership, if (A) the Merger has not been consummated on or before June 30, 2019 (the “Outside Date”); (B) the Merger is prevented by certain final and non-appealable legal restraints; or (C) the requisite approval of the Merger Agreement by the holders of a majority of the outstanding Common Units of the Partnership is not obtained; (iii) by Parent, if (A) the Conflicts Committee makes an adverse change to its recommendation in favor of adopting the Merger Agreement or (B) under certain conditions, there has been a material breach by the Partnership or the Partnership GP of any of their respective representations, warranties, or covenants set forth in the Merger Agreement that is not cured or capable of being cured within the earlier of 30 days of notice of such breach or the Outside Date; and (iv) by the Partnership, if (A) under certain conditions, there has been a material breach by Parent, TLP Holdings, or Merger Sub of any of their respective representations, warranties, or covenants set forth in the Merger Agreement that is not cured or capable of being cured within the earlier of 30 days of notice of such breach or the Outside Date; or (B) under certain conditions, the Partnership and the Partnership GP have confirmed by irrevocable written notice to Parent that each is ready, willing and able to consummate the Merger, certain closing conditions are satisfied and will remain satisfied, and Parent fails to consummate the transactions contemplated by the Merger Agreement within 5 business days of such notice. The Merger Agreement provides that upon termination of the Merger Agreement under certain circumstances, Parent will be obligated to pay the Partnership a termination fee equal to $27,000,000.  The Merger Agreement also provides that upon termination of the Merger Agreement under certain circumstances, the Partnership will be obligated to reimburse Parent for its expenses in an amount not to exceed $5,000,000. Additionally, the Merger Agreement provides that the parties to the Merger Agreement shall be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the provisions of the Merger Agreement, including, to cause Parent to fund its equity financing commitment, under certain circumstances.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference.  The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement.  It is not intended to provide any other factual information about Parent, the Partnership or their respective subsidiaries and affiliates.  The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates.  The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Parent, the Partnership or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent’s or the Partnership’s public disclosures.

Support Agreement

Concurrently with the execution of the Merger Agreement, the Partnership, TLP Holdings and TLP Equity have entered into a support agreement (the “Support Agreement”).  Pursuant to the Support Agreement, TLP Holdings and TLP Equity have agreed to vote all their Common Units in the Partnership in favor of the Merger, the adoption of the Merger Agreement and any other matter necessary or desirable for the consummation of the transactions contemplated by the Merger Agreement, including the Merger.  The Support Agreement will terminate upon the earliest of (a) the effective time of the Merger, (b) the termination of the Merger Agreement in accordance with its terms, and (c) the mutual written agreement of the parties to the Support Agreement to terminate the Support Agreement.  The foregoing summary of the Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Support Agreement, which is attached hereto as Exhibit 10.1.

Item 7.01. Regulation FD Disclosure.

On November 26, 2018, the Partnership issued a press release announcing its entry into the Merger Agreement.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1*

Agreement and Plan of Merger, dated as of November 25, 2018, by and among TLP Finance Holdings, LLC, TLP Acquisition Holdings, LLC, TLP Equity Holdings, LLC, TLP Merger Sub, LLC, TransMontaigne Partners L.P. and TransMontaigne GP L.L.C.

10.1	Support Agreement, dated as of November 25, 2018, by and among TransMontaigne Partners L.P., TLP Acquisition Holdings, LLC and TLP Equity Holdings, LLC.
99.1	Press Release dated November 26, 2018

*     The schedules to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

FORWARD-LOOKING STATEMENTS

This Current Report includes statements that may constitute forward looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Although the Partnership believes that the expectations reflected in such forward looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Further, the Partnership’s ability to consummate the proposed merger may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and that are often beyond the control of the Partnership. These factors include, but are not limited to, failure of closing conditions, and delays in the consummation of the proposed transaction, as circumstances warrant. Important factors that could cause actual results to differ materially from the Partnership’s expectations and may adversely affect the Partnership’s business and results of operations are disclosed in “Item 1A. Risk Factors” in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 15, 2018, as updated and supplemented by subsequent filings with the SEC. The forward looking statements speak only as of the date made, and, other than as may be required by law, the Partnership undertakes no obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION

This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, the Partnership will file with the SEC and furnish to the Partnership’s unitholders a proxy statement and other relevant documents, including a Schedule 13E-3. This Current Report is not a substitute for the merger agreement, proxy statement or the Schedule 13E-3 or for any other document that the Partnership may file with the SEC in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, THE PARTNERSHIP’S UNITHOLDERS ARE URGED TO READ THE MERGER AGREEMENT, THE PROXY STATEMENT AND THE SCHEDULE 13E-3 WHEN EACH BECOMES

AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT OR SCHEDULE 13E-3 BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement, the Schedule 13E-3, and the Partnership’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 14(d) of the Exchange Act will be available free of charge through the Partnership’s website: www.transmontaignepartners.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

PARTICIPANTS IN THE SOLICITATION

The Partnership and the directors and executive officers of our general partner may be deemed to be participants in the solicitation of proxies from the Partnership’s unitholders in respect of the proposed merger. Information about the directors and executive officers of our general partner can be found in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2017. Investors may obtain additional information regarding the interests of such participants in the merger, which may be different than those of the Partnership’s unitholders generally, by reading the proxy statement and other relevant documents regarding the merger when such documents are filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: November 26, 2018	By:	/s/ Frederick W. Boutin
Frederick W. Boutin
Chief Executive Officer